IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated September 27, 2013

to the Prospectus, Summary Prospectus

and Statement of Additional Information (“SAI”),

each dated January 1, 2013 (as revised July 1, 2013),

for the iShares MSCI Ireland Capped ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on November 27, 2013, or as soon as practicable thereafter.

	Current	New
Underlying Index	MSCI Ireland Investable Market 25/50 Index	MSCI All Ireland Capped Index
Investment Policy	The iShares MSCI Ireland Capped ETF seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Ireland Investable Market 25/50 Index.	The iShares MSCI Ireland Capped ETF seeks to track the investment results of a broad-based index composed of Irish equities.
Description of Underlying Index	The MSCI Ireland Investable Market 25/50 Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Ireland.	The MSCI All Ireland Capped Index is a free float-adjusted market capitalization-weighted index that aims to reflect the performance of securities that are listed in Ireland and classified in Ireland according to the MSCI Global Investable Market Indices methodology (“Investable Market Methodology”), as well as securities of companies that are headquartered or listed in Ireland, and have the majority of their operations based in Ireland, but are not classified in Ireland as per the Investable Market Methodology.

The Fund may incur trading costs as a result of the change in the Underlying Index described above.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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